Supplement Dated December 16, 2019
To The Prospectus Dated April 29, 2019

Jackson Variable Series Trust (The “Trust”)

Please note that the changes may apply to your variable annuity product(s).

Proposed Fund Redomiciliations Effective April 27, 2020

On December 3-5, 2019, the Board of Trustees (the “Board”) of the Trust approved the proposed redomiciliations of the following series of the Trust, each outlined below as an “Acquired Fund” (collectively, the “Acquired Funds”) through “shell” reorganizations with and into the respective series of JNL Series Trust (“JNLST”), each outlined below as an “Acquiring Fund” (collectively, the “Acquiring Funds”) (each a “Reorganization” and collectively, the “Reorganizations”):

Acquired Funds – Jackson Variable Series Trust	Acquiring Funds – JNL Series Trust
JNL Conservative Allocation Fund	JNL Conservative Allocation Fund
JNL Moderate Allocation Fund	JNL Moderate Allocation Fund
JNL iShares Tactical Moderate Fund	JNL iShares Tactical Moderate Fund
JNL iShares Tactical Moderate Growth Fund	JNL iShares Tactical Moderate Growth Fund
JNL iShares Tactical Growth Fund	JNL iShares Tactical Growth Fund
JNL/American Funds® Global Growth Fund	JNL/American Funds® Global Growth Fund
JNL/American Funds® Growth Fund	JNL/American Funds® Growth Fund
JNL/DFA U.S. Small Cap Fund	JNL/DFA U.S. Small Cap Fund
JNL/DoubleLine® Total Return Fund	JNL/DoubleLine® Total Return Fund
JNL/Lazard International Strategic Equity Fund	JNL/Lazard International Strategic Equity Fund
JNL/Mellon Equity Income Fund	JNL/Mellon Equity Income Fund
JNL/Neuberger Berman Commodity Strategy Fund	JNL/Neuberger Berman Commodity Strategy Fund
JNL/PIMCO Investment Grade Credit Bond Fund	JNL/PIMCO Investment Grade Credit Bond Fund
JNL/T. Rowe Price Capital Appreciation Fund	JNL/T. Rowe Price Capital Appreciation Fund
JNL/WCM Focused International Equity Fund	JNL/WCM Focused International Equity Fund

Each Acquiring Fund is a “shell” series of JNLST that is being created for the purpose of acquiring the assets and assuming the liabilities of the respective Acquired Fund.  Under the terms of the proposed Plan of Reorganization to effect the redomiciliations, each Acquired Fund’s assets and liabilities will be transferred to the respective Acquiring Fund in return for shares of the corresponding Acquiring Fund having an aggregate net asset value equal to such Acquired Fund’s net assets as of the valuation date. Each Acquiring Fund’s shares will be distributed pro rata to shareholders of the respective Acquired Fund in exchange for their fund shares. Current shareholders of each Acquired Fund will thus become shareholders of the respective Acquiring Fund and receive shares of the corresponding Acquiring Fund with a total net asset value equal to that of their shares of such Acquired Fund at the time of the Reorganization.  Shareholders will not pay any sales charges in connection with the Reorganizations.

The Reorganizations are not subject to shareholder approval because the Acquired Funds’ names, investment objectives, principal investment strategies, risks, or fundamental policies will not change as a result of the Reorganizations and because the Board has determined that the Reorganizations are in the best interests of each of the Acquired Funds and each of the Acquired Fund’s shareholders. The Reorganizations are expected to be effective on or about on or about April 27, 2020.

The Reorganizations are not expected to be taxable events for federal income tax purposes for shareholders and is not expected to result in any material adverse federal income tax consequences to shareholders of the Acquired Funds.

This Supplement is dated December 16, 2019.